Impairment charge	12 Months Ended
Dec. 31, 2021
Disclosure of impairment of assets [Abstract]
Impairment charge

13.	IMPAIRMENT CHARGE

On April 20, 2021, the Company announced that its Netherlands wholly-owned subsidiaries Alamos Gold Holdings Coöperatief U.A, and Alamos Gold Holdings B.V. (the “Subsidiaries”) would be filing an investment treaty claim against the Republic of Turkey for expropriation and unfair and inequitable treatment, among other things, with respect to the Kirazlı, Ağı Dağı and Çamyurt gold development projects in Turkey (the "Turkish Projects"). The claim was filed under the Netherlands-Turkey Bilateral Investment Treaty (the “Treaty”). In its effort to secure the renewal of its mining licenses, the Company has attempted to work cooperatively with the Turkish government, raised with the Turkish government its obligations under the Treaty, sought to resolve the dispute by good faith negotiations, and made considerable effort to build support among stakeholders and host communities. The Turkish government failed to provide the Company with a reason for the non-renewal of its licenses. Alamos Gold Holdings Coöperatief U.A. and Alamos Gold Holdings B.V. had its claim against the Republic of Turkey registered on June 7, 2021 with the International Centre for Settlement of Investment Disputes (World Bank Group).
Bilateral investment treaties are agreements between countries to assist with the protection of investments. The Treaty establishes legal protections for investment between Turkey and the Netherlands. The Subsidiaries directly own and control the Company’s Turkish assets. The Subsidiaries invoking their rights pursuant to the Treaty does not mean that they relinquish their rights to the Turkish project, or otherwise cease the Turkish operations. The Company will continue to work towards a constructive resolution with the Republic of Turkey.
In accordance with the Company’s accounting policy, assets are tested for impairment when events or changes in circumstances suggest that the carrying amount may not be recoverable. The continued failure by the Republic of Turkey to renew the mining licenses since their expiry, and the continued failure of discussions with the Republic of Turkey to date to resolve the situation, has resulted in the decision to proceed with a bilateral investment treaty claim. The Company concluded that an impairment trigger for accounting purposes existed in the second quarter of 2021.

The recoverable amount relating to mineral properties has been determined as nil, based on both the Fair Value Less Cost of Disposal (“FVLCD”) and Value in Use (“VIU”) methods. The FVLCD is considered to be nil on the basis that no other market participant would likely be able to progress the Turkish Projects in the face of the Treaty claim and the current state of the Company’s mining licenses. A market approach was used in estimating the FVLCD as an income approach would not be considered to provide a reliable estimate of fair value. The VIU of the Turkish Projects is also considered to be nil due to the current probability of resolving the dispute with the Republic of Turkey, and therefore the likelihood of the Turkish Projects being developed, being now considered to be remote, and therefore no future positive cash flows can be expected to be generated. The fair value of these non-financial assets are based on unobservable inputs (level 3 of fair value hierarchy).

As a result, the Company incurred an after-tax impairment charge of $213.8 million in the second quarter of 2021. The non-cash impairment charge reflects the Company’s entire net carrying value of the Turkish mineral property, plant and equipment and certain other current assets.

In the event that the prospects for the development of the Turkish Projects are enhanced in the future, an assessment of the recoverable amount of the project will be performed at that time, which may lead to a reversal of part or all of the impairment that has been recognized in the year.

The Components of the impairment charge is as follows:	December 31,
2021
Current assets	$5.5
Plant and equipment	0.3
Mineral property - non-depletable	142.4
Exploration and evaluation	76.1
Pre-tax impairment charge	224.3
Deferred tax liability	(10.5)
After-tax impairment charge	$213.8